1751817926 25792241
FIRST AMENDMENT TO
CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 13, 2025 (the “Amendment Effective Date”), is made by and among GEMINI
CAPRICORN ONE, LLC, a Delaware limited liability company, as borrower (the “Borrower”),
GEMINI CONSTELLATION, LLC (“Constellation”), a Delaware limited liability company having its principal location in New York, New York, as servicer (in such capacity, the
“Servicer”), and RIPPLE LABS INC., as lender (the “Lender”). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in that certain Credit
Agreement, dated as of July 11, 2025, by and among the Borrower, the Servicer and the Lender
(the “Credit Agreement”).
AGREEMENT
In consideration of the terms, conditions and mutual covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Servicer and the Lender mutually agree as follows:
1.Modification Regarding Definitions.  The definition of “Collateral” in Appendix
A of the Credit Agreement is hereby amended as follows, wherein all deletions are indicated in
~~strikethrough format~~ and all additions are indicated in double underlined format:
“Permitted Lien” means (a) Liens under the Transaction Documents or otherwise arising in favor of the Lender, (b) any right of the Account Institution in respect of the Collection
Account, subject to the terms of the Account Control Agreement, ~~and~~ (c) Liens imposed by law for Taxes that are not yet due or are being contested in good faith for which adequate reserves have been established in accordance with GAAP, (d) Liens of WebBank, a Utah state-chartered bank, under the Related Documents to which WebBank is a party, securing WebBank’s right to receive the purchase price of receivables required to be purchased by Constellation pursuant to such Related Documents and (e) any security interest or rights of the account bank at which the
Servicer maintains the servicing collection account in which Collections are deposited prior to deposit in the Collection Account in respect of overdrafts, charge-backs, returned items, returns and reversals and customary bank fees.
2.Miscellaneous.
(a)Effect of Amendment. Except as expressly amended and/or superseded by this Amendment, the Credit Agreement shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement, except as expressly set forth herein. Upon the Amendment Effective Date, or as otherwise set forth herein, the Credit Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth, and this Amendment shall henceforth be read, taken, and construed as an integral part of the Credit
Agreement; however, such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the
Credit Agreement. This Amendment shall not operate to eliminate or discharge a party’s obligation to pay amounts accrued and owing prior to the Amendment Effective Date, which amounts shall be payable in accordance with the terms of the Credit Agreement without giving effect to this Amendment. In the event of any inconsistency between this
Amendment and the Credit Agreement with respect to the matters set forth herein, this Amendment shall take precedence. References in any of the
Transaction Documents or amendments thereto to the Credit Agreement shall be deemed to mean the Credit Agreement, as applicable, as amended by this Amendment.
(b)Counterparts. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature or (iii) any other electronic signature permitted by the federal Electronic Signatures in
Global and National Commerce Act, state enactments of the Uniform
Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform
Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.
Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.
(c)Headings. Captions and headings in this Amendment are for convenience only and are not to be deemed part of this Amendment.
(d)Governing Law. This Amendment shall be interpreted and construed in accordance with the laws of the State of New York, without giving effect to the rules, policies, or principles thereof with respect to conflicts of laws.
[Signature Page to Follow]
[signature page to First Amendment to Credit Agreement]
1751817926 25792241

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.
GEMINI CAPRICORN ONE, LLC, as the
Borrower

/s/ Marshall Beard
By:
      Name: Marshall Beard
      Title: Manager
GEMINI CONSTELLATION, LLC, as the
Servicer

/s/ Dan Chen
By:
      Name: Dan Chen
      Title: Manager
RIPPLE LABS INC., as the Lender

/s/ Sean Belmont
By:
      Name: Sean Belmont
      Title: Vice President